SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported July 28, 2006)

NOMURA ASSET ACCEPTANCE CORPORATION

(as depositor under the Pooling and Servicing Agreement,
dated as of July 1, 2006, providing for the issuance of
Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2006-AF2, Mortgage
Pass-Through Certificates)

NOMURA ASSET ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-132108	13-3672336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two World Financial Center, Building B, 21st Floor, New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 667-9300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On July 28, 2006, a series of certificates, entitled Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2006-AF2, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Nomura Asset Acceptance Corporation, as depositor (the “Depositor”), Nomura Credit & Capital, Inc., as sponsor (the “Sponsor”), GMAC Mortgage Corporation, as a servicer (“GMAC”), Wells Fargo Bank, N.A., as a servicer (“Wells Fargo”), Wells Fargo Bank, N.A., as securities administrator (“Securities Administrator”) and master servicer (“Master Servicer”) and HSBC Bank USA, National Association, as trustee (the “Trustee”). The Certificates consist of thirty-four (34) classes of certificates, designated as the “Class I-A-1 Certificates”, “Class I-A-2 Certificates”, “Class I-A-3 Certificates”, “Class I-A-4 Certificates”, “Class I-A-5 Certificates”, “Class I-A-6 Certificates”, “Class I-M-1 Certificates”, “Class I-M-2 Certificates”, “Class I-M-3 Certificates”, “Class II-A Certificates”, “Class III-A-1 Certificates”, “Class III-A-2 Certificates”, “Class IV-A Certificates”, “Class C-B-1 Certificates”, “Class C-B-2 Certificates”, “Class C-B-3 Certificates”, “Class C-B-4 Certificates”, “Class C-B-5 Certificates”, “Class C-B-6 Certificates”, “Class V-A-1 Certificates”, “Class V-A-2 Certificates”, “Class V-M-1 Certificates”, “Class V-M-2 Certificates”, “Class V-M-3 Certificates”, “Class V-M-4 Certificates”, “Class V-M-5 Certificates”, “Class I-X Certificates”, “Class I-P Certificates”, “Class I-R Certificates”, “Class P Certificates”, “Class R Certificates”, “Class V-X Certificates”, “Class V-P Certificates” and “Class V-R Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund, consisting of conventional, one- to four- family, fixed-rate and adjustable-rate mortgage loans secured by first liens on residential real properties (the “Mortgage Loans”). The Mortgage Loans have original terms of maturity up to 30 years and have an aggregate principal balance of approximately $764,107,101 as of July 1, 2006. The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated July 28, 2006, between the Sponsor, as seller, and the Depositor, as purchaser. The Class I-A-1 Certificates, Class I-A-2 Certificates, Class I-A-3 Certificates, Class I-A-4 Certificates, Class I-A-5 Certificates, Class I-A-6 Certificates, Class I-M-1 Certificates, Class I-M-2 Certificates, Class I-M-3 Certificates, Class II-A Certificates, Class III-A-1 Certificates, Class III-A-2 Certificates, Class IV-A Certificates, Class C-B-1 Certificates, Class C-B-2 Certificates, Class C-B-3 Certificates, Class V-A-1 Certificates, Class V-A-2 Certificates, Class V-M-1 Certificates, Class V-M-2 Certificates, Class V-M-3 Certificates, Class V-M-4 Certificates and Class V-M-5 Certificates were sold pursuant to the Amended and Restated Underwriting Agreement, dated July 1, 2006, between the Depositor and Nomura Securities International, Inc. (the “Representative”), the Terms Agreement, dated as of July 28, 2006, among the Depositor, the Representative and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), and the Terms Agreement, dated as of July 28, 2006 (collectively, the “Underwriting Agreement ”), among the Depositor, Representative and Greenwich Capital Markets, Inc. (“Greenwich”; together with the Representative and Merrill Lynch, the “Underwriters”). The Class B-4 Certificates, Class B-5 Certificates and Class B-6 Certificates were sold pursuant to the Purchase Agreement among the Depositor, the Representative and the Sponsor.

The Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate
I-A-1A	$158,846,000	Floating
I-A-2	$23,723,000	5.97800
I-A-3	$46,338,000	6.21500
I-A-4	$51,217,000	6.43100
I-A-5	$27,349,000	6.51000
I-A-6	$28,000,000	6.19600
I-M-1	$10,193,000	6.36900
I-M-2	$8,555,000	6.73200
I-M-3	$7,098,000	6.73200
II-A	$26,709,000	6.60270
III-A-1	$112,061,000	6.72206
III-A-2	$12,451,000	6.72206
IV-A	$33,106,000	6.73843
C-B-1	$5,092,000	6.70770
C-B-2	$3,395,000	6.70770
C-B-3	$2,096,000	6.70770
V-A-1	$166,610,000	Floating
V-A-2	$18,513,000	Floating
V-M-1	$6,311,000	Floating
V-M-2	$2,604,000	Floating
V-M-3	$1,903,000	Floating
V-M-4	$1,001,000	Floating
V-M-5	$1,402,000	Floating

(1) Approximate.

The Certificates, other than the Class C-B-4, Class C-B-5, Class C-B-6, Class I-X, Class I-P, Class I-R, Class P, Class R, Class V-X, Class V-P and Class V-R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated July 28, 2006 (the “Prospectus Supplement”), and the Prospectus, dated April 24, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C-B-4, Class C-B-5, Class C-B-6, Class I-X, Class I-P, Class I-R, Class P, Class R, Class V-X, Class V-P and Class V-R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

A full copy of the ISDA Master Agreement with respect to the interest cap agreement for the benefit of the holders of the Class I-A-1 Certificates has been provided to the Trustee.

Item 9.01   Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.1
Pooling and Servicing Agreement, dated as of July 1, 2006, by and among Nomura Asset Acceptance Corporation, as Depositor, Nomura Credit & Capital, Inc., as Sponsor, GMAC Mortgage Corporation, as a Servicer, Wells Fargo Bank, N.A., as a Servicer, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer and HSBC Bank USA, National Association, as Trustee relating to the Series 2006-AF2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 22, 2006
NOMURA ASSET ACCEPTANCE CORPORATION

By:	/s/ John P. Graham
Name:	John P. Graham
Title:	President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of July 1, 2006, by and among Nomura Asset Acceptance Corporation, as Depositor, Nomura Credit & Capital, Inc., as Sponsor, GMAC Mortgage Corporation, as a Servicer, Wells Fargo Bank, N.A., as a Servicer, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer and HSBC Bank USA, National Association, as Trustee relating to the Series 2006-AF2 Certificates.	7